SCHEDULE 14a

(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant:	☒

Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

Westech Capital Corp.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	1)	Amount Previously Paid:

	2)	Form, Schedule or Registration Statement No.:

	3)	Filing Party:

	4)	Date Filed:

WESTECH CAPITAL CORP.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD

June 11, 2004

Dear Westech Stockholder:

     You are cordially invited to join us at the 2004 Annual Meeting of Stockholders to be held at our corporate offices located at 2700 Via Fortuna, Suite 400, Austin, Texas at 3:00 P.M., CDT, on June 11, 2004. The annual meeting is being held for the following purposes:

1.	To elect five (5) directors;

2.	To ratify Ernst & Young LLP as independent auditors of our company; and

3.	To transact such other business that may properly come before the meeting.

     Enclosed with this proxy statement are your proxy card and the annual report. Stockholders of record at the close of business on April 22, 2004, are entitled to notice of and to vote at the meeting or any postponement or adjournment thereof.

     We know that it is not practical for most stockholders to attend the annual meeting in person. Whether or not you plan to attend the meeting, we strongly encourage you to complete, sign, date and return by mail the enclosed proxy card in the enclosed reply envelope.

     I would like to take this opportunity to remind you that your vote is important.

By Order of the Board of Directors,

Charles H. Mayer
President and Chief Operating Officer

May 5, 2004
Austin, Texas

VOTING YOUR SHARES

Q:	What am I voting on?

A:	Two proposals. The item numbers below refer to item numbers on the proxy card.

Item 1. To elect five (5) directors; and

Item 2. To ratify Ernst & Young LLP as independent auditors of the company.

If you vote by mail, you will also authorize the individuals named on the proxy card, referred to as the proxies, to vote your shares in their discretion for any other business that may properly come before the meeting.

Q:	Who can vote?

A:	All stockholders of record at the close of business on April 22, 2004 are entitled to vote. Holders of our common stock are entitled to one vote per share. Fractional shares may not be voted. All shares of common stock will vote together as one class.

Q:	Who can attend the meeting?

A:	All stockholders as of the record date, or their duly appointed proxies, may attend the meeting. Please note that if you hold your shares in “street name” (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date. Everyone must check in at the registration desk at the meeting.

Q:	How do I vote?

A:	You may vote by mail by completing, dating and returning by mail the proxy card in the enclosed envelope. If you vote by mail, you will authorize the proxies to vote your shares according to your instructions. You may also vote in person by attending the meeting and casting your vote.

Q:	What happens if I do not indicate my preference for one of the items?

A:	If you do not indicate how you wish to vote for one or more of the nominees for director, the proxies will vote FOR election of all the nominees for director (Item 1). If you leave Item 2 blank, the proxies will vote FOR ratification of the appointment of Ernst & Young LLP as the independent auditors (Item 2).

Q:	What if I vote and then change my mind?

A:	You can revoke your proxy by sending a subsequently signed and dated proxy to our corporate secretary at our principal executive offices, or by attending the meeting and casting your vote in person.

Q:	What constitutes a quorum?

A:	As of the record date, April 22, 2004, there were 1,512,024 shares of common stock issued and outstanding. Each share is entitled to one vote. The presence, in person or by proxy, of a majority of the shares issued and outstanding and entitled to vote at the meeting constitutes a quorum for the transaction of business at the meeting. Abstentions and broker non-votes will be counted for purposes of determining whether a quorum exists.

Q:	What are the vote requirements to approve the proposals?

A:	A plurality of votes cast at the meeting is required to elect the nominees as directors.

A majority of the shares present in person or by proxy at the meeting and entitled to vote on the proposal to ratify Ernst & Young LLP as our independent auditors for 2004 is required to approve such proposal.

Q:	Who will count the votes and how are the votes treated?

A:	Our inspectors of election, who will be certain employees of ours, will tabulate the votes. These employees will not be paid any additional compensation for tabulating the votes or for acting as the inspectors of election.

Pursuant to our bylaws, abstentions from a particular proposal will be treated as not entitled to vote on such proposal and therefore have no effect on the vote on such proposal. Broker non-votes will have no effect on the vote on the proposals.

Q:	What shares are included on the proxy card?

A:	The shares listed on the proxy card we sent to you represent all the shares of common stock held of record in your name (as distinguished from those held in “street” name). You will receive a separate card or cards from your broker(s) if you hold shares in “street” name.

Q:	What does it mean if I get more than one proxy card?

A:	It indicates that your shares are held in more than one account, such as two brokerage accounts that are registered in different names. You should vote each of the proxy cards to ensure that all of your shares are voted. We encourage you to register all of your brokerage accounts in the same name and address for better stockholder service. You may do this by contacting our transfer agent, Corporate Stock Transfer, at (303) 282-4800.

Q:	What are the costs associated with this proxy solicitation?

A:	We did not retain any outside assistance to solicit proxies from our stockholders. Some of our officers and other employees may solicit proxies personally, by telephone and by mail, but such officers and employees will not receive any additional consideration for such activities. In addition to the costs of printing and mailing the proxy statements, we will also reimburse brokerage houses and other custodians for their reasonable out of pocket expenses for forwarding proxy and solicitation material to the beneficial owners of common stock.

Q:	Whom can I call with any questions?

A:	You may call our transfer agent, Corporate Stock Transfer, at (303) 282-4800 or Kurt Rechner, our Corporate Secretary, at (512) 306-8222.

WESTECH CAPITAL CORP.
2700 Via Fortuna, Suite 400
Austin, Texas 78746

ANNUAL STOCKHOLDERS MEETING
PROXY STATEMENT

Date:	June 11, 2004

Time:	3:00 P.M., CDT

Place:	2700 Via Fortuna, Suite 400 Austin, Texas 78746

First Mailing Date:	We anticipate first mailing this proxy statement on or about May 5, 2004.

Record Date:	The close of business on April 22, 2004. If you were a stockholder at the close of trading on this date, you may vote at the meeting. Each share is entitled to one vote. You may not cumulate votes. On the record date, we had 1,512,024 shares of our common stock outstanding.

Agenda:	1.	To elect five (5) directors;

	2.	To ratify Ernst & Young LLP as independent auditors of our company; and

	3.	To transact such other business that may properly come before the meeting.

Proxies:	Unless you tell us on the proxy card to vote differently, we will vote signed returned proxies “FOR” the board’s nominees and “FOR” ratification of the appointment of Ernst & Young LLP. The board or proxy holders will use their discretion on other matters. If a nominee cannot or will not serve as a director, either the board will reduce the size of the board accordingly or the proxy holders will vote in their discretion to elect another person as a director.

Board Recommendations:	YOUR BOARD OF DIRECTORS RECOMMENDS YOU VOTE IN FAVOR OF:

1.	THE ELECTION OF THE FIVE NOMINATED DIRECTORS; AND

2.	RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT AUDITORS.

Proxies Solicited By:	Our board of directors.

Revoking Your Proxy:	You may revoke your proxy before it is voted at the meeting. To revoke, either send a subsequently signed and dated proxy to our corporate secretary at our principal executive offices so that our secretary receives such proxy at least 2 business days prior to the date of the meeting, or attend the meeting and cast your vote in person.

Your Comments:	Your comments about any aspects of our business are welcome. You may use the space provided on the proxy card for this purpose, if desired. Although we may not respond on an individual basis, your comments help us to measure your satisfaction, and we may benefit from your suggestions.

IF YOU PLAN TO ATTEND:

Please note that space limitations make it necessary to limit attendance to stockholders. If you wish to attend, please indicate your wish by checking the box that appears on the proxy card. “Street name” holders will need to bring a copy of a brokerage statement reflecting stock ownership as of the record date.

PLEASE VOTE YOUR VOTE IS IMPORTANT

Please read the proxy statement and the voting instructions on the proxy card, and then vote by filling out, signing and dating the proxy card and returning it by mail in the enclosed reply envelope. Prompt return of your proxy will help reduce the costs of resolicitation.

i

ELECTION OF DIRECTORS
(Proposal No. 1)

     This section gives biographical information about our directors and describes their membership on board committees, their attendance at meetings and their compensation.

General

     The number of directors constituting the current board of directors is five. The board of directors has selected all five of the current directors as nominees for re-election. The term of office for each person elected as a director will continue until the next annual meeting or until his successor has been elected and qualified.

     All nominees have consented to serve as directors. The board of directors has no reason to believe that any of the nominees will be unable to act as a director. However, if any director is unable to stand for re-election, the board of directors may either reduce the size of the board or designate a substitute.

Required Vote

     If a quorum is present, nominees who receive votes equal to a plurality of the votes cast at the meeting will be elected. Unless you withhold authority to vote for one or more of the nominees, the persons named as proxies intend to vote for the election of the five nominees listed below. If a substitute nominee is named, the proxies will vote for the election of the substitute. Abstentions and broker non-votes will have no effect on the election of the directors.

     The board of directors recommends that you vote FOR each of the five nominated directors.

Nominees

     The name and certain information related to each nominee is set forth below:

Name of Nominee	Age	Title
John J. Gorman	43	Director, Chairman and Chief Executive Officer
William A. Inglehart	72	Director
Charles H. Mayer	56	Director, President and Chief Operating Officer
Barry A. Williamson	46	Director
Clark N. Wilson	47	Director

     The information includes the age of each nominee as of the date of the meeting.

     John J. Gorman. Mr. Gorman became our Chairman of the Board of Directors and Chief Executive Officer in August 1999. He has been the Chairman and Chief Executive Officer of Tejas Securities since July 1997. Mr. Gorman has over 18 years of experience in the brokerage industry. Mr. Gorman became a principal of Tejas Securities on April 18, 1995. From 1988 until joining Tejas, Mr. Gorman worked at APS Financial Inc., a broker-dealer in Austin, Texas, most recently as a Senior Vice President. Mr. Gorman served primarily in a broker capacity at APS Financial Inc. Mr. Gorman has held positions at APS Financial Inc., Landmark Group, Shearson Lehman and Dean Witter. In addition, Mr. Gorman serves on the Board of Directors of Lincoln Heritage Corporation, a publicly traded company. Mr. Gorman is the nephew of Charles H. Mayer through marriage. Mr. Gorman received his B.B.A. from Southern Methodist University in 1983.

     William A. Inglehart. Mr. Inglehart served as President and Chief Executive Officer of Payco American Corporation, a publicly-held financial services organization with offices throughout the United States, from September 1989 until his retirement in November 1991. While in the United States military, Mr. Inglehart served as a special agent with the counter-intelligence corps. Mr. Inglehart earned a B.A. from the University of Arizona in 1958. Mr. Inglehart is Mr. Gorman’s father-in-law.

     Charles H. Mayer. Mr. Mayer joined us in September 1999 as the Chief Operating Officer and a Director. Mr. Mayer became our President in December 2000. From 1995 until he joined Tejas Securities, Mr. Mayer was self-employed and managed personal investments in a number of companies unrelated to the securities industry. From 1990 to 1995, Mr. Mayer was the Managing Director and Chief Information Officer with CS First Boston. Mr. Mayer’s other experience includes 21 years in senior positions with Morgan Stanley, Tech Partners, Salomon Brothers, Lehman Brothers and the Federal Reserve Bank of New York. Mr. Mayer is the uncle of John J. Gorman through marriage. Mr. Mayer earned a B.B.A. and M.B.A. from Seton Hall University.

     Barry A. Williamson. Mr. Williamson became a Director in October 1999. Mr. Williamson was elected in 1992 as the 38th Texas Railroad Commissioner and served from January 1993 to January 1999. He served as the Railroad Commission’s Chairman in 1995. During the late 1980’s and early 1990’s, Mr. Williamson served under the Bush administration at the U.S. Department of Interior as the Director of Minerals Management Service. Under President Bush, he managed mineral leases on the United States’ 1.4 billion-acre continental shelf and oversaw an annual budget of almost $200 million. During the 1980’s, Mr. Williamson served under the Reagan administration as a principal advisor to the U.S. Secretary of Energy in the creation and formation of a national energy policy. Mr. Williamson began his career with the firm of Turpin, Smith, Dyer & Saxe, and in 1985 established the Law Offices of Barry Williamson and founded an independent oil and gas company. Mr. Williamson graduated from the University of Arkansas with a B.A. in Political Science in 1979, and received his J.D. degree from the University of Arkansas Law School in 1982.

     Clark N. Wilson. Mr. Wilson became a Director in October 1999. Mr. Wilson is a principal in Athena Equity, a Texas limited partnership that specializes in commercial real estate investments. Mr. Wilson served as the President and Chief Executive Officer of Clark Wilson Homes, Inc., a subsidiary of Capital Pacific Holdings from 1992 to 2003. Previously, Mr. Wilson was the President of Doyle Wilson Homebuilder, Inc., serving in that position in 1992. Mr. Wilson served as Vice President of Doyle Wilson homebuilder, Inc. from 1986 to 1992. Mr. Wilson took Doyle Wilson Homebuilder, Inc. through a turbulent market and formed Clark Wilson Acceptance Corporation in 1989 as a finance corporation, personally financing over $35,000,000 of construction loans for Doyle Wilson Homebuilder, Inc. Mr. Wilson has won numerous MAX awards between 1994 and 1998, including the MAX Award for Grand Builder of the Year and best Quality Project in 1994. Mr. Wilson is a Life Member of the National Association of Homebuilders Spike Club. Mr. Wilson attended Amarillo College and the University of Texas at Austin, and has nearly twenty-five years of experience in the homebuilding industry.

Meetings of the Board of Directors

     The board of directors met four times in 2003. Each director attended all of the board meetings, except for William A. Inglehart who was not appointed to the board until June 3, 2003. Mr. Inglehart attended the two board meetings subsequent to his appointment.

     We do not have a formal policy regarding directors’ attendance at annual stockholders meetings, although we encourage directors to attend such meetings. All of the four then-serving board members attended the 2003 Annual Meeting of Stockholders. Our common stock is traded on the OTC Bulletin Board (OTCBB) but is not listed on the New York Stock Exchange, the American Stock Exchange (which we refer to as the AMEX) or the Nasdaq Stock Market, Inc.

Communication with the Board of Directors

     Stockholders are permitted to communicate with our board of directors by forwarding written communications to our corporate offices at 2700 Via Fortuna, Suite 400, Austin, Texas 78746, attention: Chairman of the Board. We will present all communications, as received and without screening, to the board of directors at its next regularly scheduled meeting. If you wish to communicate with a specific director, you may do so by forwarding written communications to the above address to the attention of such director.

Independence of Board Members

     Our board of directors has determined that Messrs. Williamson and Wilson meet the definition of “independence” set forth in Section 121(a) of the AMEX listing standards as well as the independence standards set forth in Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended (which we refer to as the Exchange Act). In addition, the board has determined that Mr. Wilson is an “audit committee financial expert” as that term is defined by the rules and regulations of the Securities and Exchange Commission (which we refer to as the SEC).

The board of directors has also determined that Mr. Inglehart is not “independent” under Section 121(a) of the AMEX listing standards or under Rule 10A-3(b)(1) of the Exchange Act, because Mr. Inglehart is an “immediate family member” (as defined in Section 121(a) of the AMEX listing standards) of John J. Gorman, our Chairman and Chief Executive Officer. Messrs. Gorman and Mayer are not “independent” because they are executive officers of ours.

Audit Committee

     The Audit Committee of the board of directors was formed in May 2000. The Audit Committee members are Barry A. Williamson, Clark N. Wilson and William A. Inglehart, and Mr. Wilson is chairman of the committee. The Audit Committee met four times in fiscal year 2003. Messrs. Williamson and Wilson attended each of those meetings. Mr. Inglehart attended the two Audit Committee meetings subsequent to his appointment on June 3, 2003. On March 29, 2004, the board of directors adopted an Amended and Restated Charter for the Audit Committee. The Amended and Restated Charter of the Audit Committee is included in this Proxy Statement as Exhibit A. The Audit Committee’s responsibilities include:

•	assisting the board in its oversight responsibilities regarding:

(1)	the integrity of our financial statements,

(2)	our compliance with legal and regulatory requirements, and

(3)	the independent accountant’s qualifications and independence;

•	preparing the report required by the SEC for inclusion in our annual proxy statement;

•	appointing, retaining, compensating, evaluating and terminating our independent accountants;

•	approving audit and non-audit services to be performed by the independent accountants;

•	overseeing our accounting and financial reporting processes and the audits of our financial statements; and

•	otherwise performing such other functions as the board may from time to time assign to the Audit Committee.

Compensation Committee

     The Compensation Committee consists of Barry A. Williamson and Clark N. Wilson, and Mr. Williamson is chairman of the committee. The Compensation Committee administers our stock option plan. See “Westech Capital Corp. Stock Option Plan.” The Compensation Committee was formed on October 15, 1999, and met four times in fiscal year 2003. Messrs. Williamson and Wilson each attended all of the Compensation Committee meetings. On March 29, 2004, the board of directors adopted the Amended and Restated Charter of the Compensation Committee, which is included as Exhibit B in this Proxy Statement. The Compensation Committee’s responsibilities include:

•	assisting the board in ensuring that a proper system of long-term and short-term compensation is in place to provide performance-oriented incentives to management, and that compensation plans are appropriate and competitive and properly reflect the objectives and performance of management and the company;

•	discharging the board’s responsibilities relating to compensation of our executive officers;

•	evaluating our Chief Executive Officer and setting his or her remuneration package;

•	preparing an annual report on executive compensation for inclusion in our annual proxy statement;

•	making recommendations to the board with respect to incentive-compensation plans and equity-based plans; and

•	performing such other functions as the board may from time to time assign to the Compensation Committee.

Nominating Committee

     We do not have a nominating committee (or a nominating committee charter) because our entire board of directors participates in our director nomination process. All of the nominees for our board to be voted on at the 2004 annual meeting have been nominated by the board of directors. The only members of our board of directors that meet the definition of “independence” set forth in Section 121(a) of the AMEX listing standards are Messrs. Williamson and Wilson.

     The board of directors identifies nominees by first evaluating the current members of the board who are willing to continue in service. Current members of the board with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the board with that of obtaining a new perspective. If any member of the board does not wish to continue in service or if the board of directors decides not to recommend a member for re-election, the nominating committee will identify the desired skills and experience of a new nominee in light of the criteria below. Research may be performed to identify qualified individuals. To date, the board of directors has not engaged third parties to identify or evaluate or assist in identifying potential nominees, although it may do so in the future if it considers doing so necessary or desirable.

     The consideration of any candidate for service on our board is based on the board of director’s assessment of the candidate’s professional and personal experiences and expertise relevant to our operations and goals. The board evaluates each candidate on his or her ability to devote sufficient time to board activities to effectively carry out the work of the board. The ability to contribute positively to the existing collaborative culture among board members is also considered by the committee. In addition, the committee considers the composition of the board as a whole; the status of the nominee as “independent” and the rules and regulations of the SEC; and the nominee’s experience with accounting rules and practices. Other than the foregoing, there are no stated minimum criteria for director nominees, although the board of directors may also consider such other factors as it may deem are in our and our stockholders’ best interests.

     After completing its evaluation, the board determines the nominees.

     The board of directors will consider director candidates recommended by our stockholders. The board of directors does not have a formal policy on stockholder nominees, but intends to assess them in the same manner as other nominees, as described above. To recommend a prospective nominee for the board of directors’ consideration, stockholders should submit in writing the candidate’s name and qualifications, and otherwise comply with our bylaws’ and SEC requirements for stockholder nominations, which are described in “Stockholder Proposals and Nominations for the 2005 Annual Meeting”, to:

Westech Capital Corp.
2700 Via Fortuna, Suite 400
Austin, TX 78746
Attention: Corporate Secretary

Board Compensation

     Each director receives $1,000 per meeting of the board for his or her service on the board of directors, plus health insurance benefits. Directors serving on committees of the board of directors are not separately compensated for that service. We typically grant directors options to purchase 10,000 shares of common stock annually for serving on the board of directors. However, these option grants are not guaranteed. As part of their incentive to join the board of directors, Mr. Wilson, Mr. Williamson and Mr. Inglehart were each provided with options to purchase 10,000 shares of common stock at the time of their election or appointment to the board. These options were exercisable at $2.50 per share, and expire on June 3, 2008. The options vest in three equal installments beginning on June 3, 2003.

Code of Business Conduct and Ethics

     The Company has adopted a code of business conduct and ethics that applies to all of its directors, officers and employees. The Company has included a copy of this Code of Business Conduct and Ethics as Exhibit C to this Proxy Statement.

AUDIT COMMITTEE REPORT

     The Audit Committee consists of Mr. Wilson, Mr. Williamson and Mr. Inglehart, each of whom is a member of the board of directors. Mr. Wilson and Mr. Williamson qualify as “independent directors” under Section 121(a) of the AMEX listing standards and Rule 10A-3(b)(1) of the Securities Exchange Act of 1934 (the “Exchange Act”). Mr. Inglehart is not independent due to his immediate family relationship with John J. Gorman. The board of directors has determined that Mr. Wilson constitutes an “audit committee financial expert” under the rules and regulations of the Securities and Exchange Commission.

     The committee is responsible for engaging, on an annual basis, the independent accountants as our auditor and our subsidiaries’ auditors, subject to ratification by our stockholders. The committee also reviews the arrangements for and the results of the auditors’ audit of our books, records and internal accounting control procedures.

     During the current year, the committee met four times, and the committee chair, Mr. Wilson, as representative of the committee, discussed the interim financial information contained in each quarterly report with management. In addition, we discussed with our independent auditors our Quarterly Reports on Form 10-Q prior to filing with the Securities and Exchange Commission.

     The committee has discussed and reviewed with management our audited consolidated financial statements for the year ended December 31, 2003. The committee has received from and discussed with Ernst & Young LLP the information related to the matters required to be discussed by Statement on Auditing Standards No. 61.

     The committee has received and reviewed the required disclosures and the assertion from Ernst & Young LLP required by Independence Standards Board Standard No. 1 and has discussed with Ernst & Young LLP its independence and the compatibility of non-audit services rendered by Ernst & Young LLP with its independence.

     Based on these reviews and discussions, the committee recommended to the board of directors that the audited financial statements for the year ended December 31, 2003, be included in our Annual Report on Form 10-K, for filing with the Securities and Exchange Commission.

Members of the Audit Committee:

Clark N. Wilson, Chairman
William A. Inglehart
Barry A. Williamson

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The following is a report of the Compensation Committee of Westech’s board of directors describing the compensation policies applicable to Westech’s executive officers during 2003. The Compensation Committee was formed in May 2000, and consists of Barry A. Williamson and Clark N. Wilson. Mr. Wilson and Mr. Williamson qualify as “independent directors” under Section 121(a) of the AMEX listing standards. The Compensation Committee met four times in fiscal year 2003.

     Overall Objectives:

     The Compensation Committee developed a compensation program for executives and key employees designed to meet the following goals:

•	attracting, retaining and motivating highly qualified and committed executive officers;

•	using the competitive employment marketplace as a guide to assessing and establishing compensation levels;

•	determining total compensation to a meaningful degree by returns to Westech’s stockholders;

•	exercising appropriate discretion and judgment in making individual compensation determinations based on the performance and particular employment position of the affected executive officer, Westech’s current economic and business circumstances and prevailing conditions in the marketplace; and

•	encouraging executive officers to obtain and retain an equity stake in the company.

     To meet these objectives, the Compensation Committee studied competitive compensation data and implemented the base salary and annual and long term incentive programs discussed below.

Executive Compensation Generally

     Compensation depends on many factors, including individual performance and responsibilities, future challenges and objectives and how the executive might contribute to our future success and in certain circumstances the broker commissions earned by the executive. We also consider Westech’s financial performance and the compensation levels at other companies in the Austin market.

Corporate Performance and Total Compensation

     Westech ended the year 2003 with its third straight year of profitability. Westech’s ability to generate profits was due to improvements in the overall U.S. economy as well as a greater diversification of revenue generating products. While the majority of its revenues are still derived from the sale of distressed securities, Westech realized increases in municipal and government securities sales as well as market making profits.

     During the fiscal year ended December 31, 2003, executive compensation consisted of three components: (a) salary; (b) bonus; and (c) commissions. Westech granted options to purchase 100,000 shares of common stock to employees, officers and directors during 2003.

     Salary

     In order to achieve the long-term goals mentioned above, the base salaries of the executive officers were increased in fiscal year 2004.

     Bonus

     We structure our incentive bonuses to encourage achievement of our performance goals with cash compensation awards based on our performance. In 2003, we increased quarterly bonus payments to our research analysts based upon our increased quarterly performance. Our administrative and management personnel were only eligible for annual performance bonuses, which were paid in the first quarter of 2004. Mr. Mayer is paid his bonuses on a quarterly basis. Annual performance bonuses for administrative and management personnel decreased from 2003 levels.

     Commissions

     Several of Westech’s executive officers are also stockbrokers who actively trade securities for Tejas Securities, Westech’s primary operating subsidiary. As a result, these officers are paid commissions based upon the number and size of trades they make during the year. The executive officers, like the rest of Westech’s brokers, are paid commissions on a monthly basis.

Chief Executive Officer Compensation

     During fiscal year 2003, the chief executive officer was paid based on his earned broker commissions only, and did not receive a base salary. This is the same basis for the chief executive officer’s compensation package as for fiscal year 2002. For fiscal year 2003, the chief executive officer’s total salary, bonus and commissions was $3,702,973, compared with a total of $3,229,982 in fiscal year 2002. The chief executive officer’s bonus is based primarily on the Company’s overall profitability and trading performance.

Tax Code Concerns

     Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), provides that, in the case of a publicly held corporation, the corporation is not generally allowed to deduct remuneration paid to its chief executive officer and certain other highly compensated officers to the extent that such remuneration exceeds $1,000,000 for the taxable year. Certain remuneration, however, is not subject to disallowance, including compensation paid on a commission basis and, if certain requirements prescribed by the Code are satisfied, other performance based compensation. At this time, we believe that the deduction disallowance prescribed by Section 162(m) does not apply to Westech.

Conclusion

     Through the compensation programs described above, a significant portion of the compensation program is contingent on Westech’s performance, and realization of benefits is closely linked to increases in long-term stockholder value. Westech remains committed to this philosophy of pay for performance, recognizing that the competitive market for talented executives and the volatility of our business may result in higher variable compensation for a particular period.

Members of the Compensation Committee:

Barry A. Williamson, Chairman
Clark N. Wilson

EXECUTIVE OFFICERS

     Our management team consists of the following personnel, in addition to the directors who also serve as officers as more particularly described above. See “Election of Directors (Proposal No. 1) ––Nominees.”

Name of Officer	Age	Title
Kurt J. Rechner	43	Chief Financial Officer, Secretary and Treasurer
John F. Garber	34	Director of Finance
A. Reed Durant	44	Director of Compliance

     The information includes the age of each nominee as of the date of the meeting.

     Kurt J. Rechner, CPA, CFA. Mr. Rechner became our Chief Financial Officer in January 2000, our Treasurer in September 2000 and our Secretary in September 2002. Mr. Rechner has spent the past 21 years in the financial services industry. Mr. Rechner joined Tejas Securities in 2000 as its Chief Financial Officer. Prior to joining Tejas Securities, Mr. Rechner was employed from 1997 through 1999 as an Executive Vice President, Finance & Operations, CFO for Xerox Federal Credit Union. From May 1995 to 1997, Mr. Rechner was the Chief Executive Officer for Prism Capital Management, LLC, which managed a global fixed income hedge fund. From 1990 through May 1995, Mr. Rechner was the Senior Vice President of Accounting and Finance for Security Service Federal Credit Union. Mr. Rechner earned a B.S. in Business Administration from the University of Illinois in 1984 and an M.B.A. from Trinity University in 1985. Mr. Rechner also holds the professional designations of Certified Public Accountant and Chartered Financial Analyst.

     John F. Garber, CPA. Mr. Garber became our Director of Finance in August 1999. Mr. Garber joined Tejas Securities in October 1998 as Director of Finance. From April 1998 until joining Tejas Securities, Mr. Garber was employed as the Controller for Loewenbaum & Co. Inc., an Austin based broker-dealer. Prior to joining Loewenbaum & Co., Inc., he was employed by KPMG LLP from 1995 to 1998 as a supervising auditor in the financial assurance department. Mr. Garber graduated from the University of Florida in 1992 with a B.S.B.A. in Finance. Mr. Garber holds the professional designation of Certified Public Accountant.

     A. Reed Durant. Mr. Durant became our Director of Compliance in August 1999. Mr. Durant joined Tejas in November 1998 as the Compliance Director. From January 1996 until joining Tejas, Mr. Durant worked as Senior Compliance Examiner for the NASD in the Regulation and Enforcement area. From 1988 until joining the NASD, Mr. Durant worked at Principal Financial Securities. Mr. Durant brings over 21 years experience in the securities industry, including 8 years as Compliance Director of a 400-broker, 30-branch NYSE member firm. Mr. Durant graduated from Texas Tech University with a B.A. in economics.

EXECUTIVE OFFICER COMPENSATION

     The following table sets forth information concerning compensation of our chief executive officer and other highly compensated executive officers whose total salary and bonuses exceeded $100,000 for the year ended December 31, 2003.

		Annual Compensation				Long-Term
						Compensation Awards
				Other Annual Compensation
						Securities
Name and Principal				Forgiven		Underlying
Position	Year	Salary(1)	Bonus	Debt	Commissions	Options
John J. Gorman	2003	$0	$753,000	$49,835	$2,900,138	10,000
Chairman and Chief	2002	0	1,180,000	0	2,049,982	0
Executive Officer	2001	0	250,000	0	3,348,259	100,000

Charles H. Mayer	2003	$225,000	$292,000	$50,000 (3)		10,000
President and Chief	2002	225,000	671,000	50,000	0	0
Operating Officer	2001	225,000	15,000	50,000	0	50,000

Kurt J. Rechner (2)	2003	$150,000	$154,000	$0	$0	10,000
Chief Financial Officer,	2002	150,000	135,000	0	0	0
Treasurer and Secretary	2001	150,000	65,000	0	0	10,000

John F. Garber	2003	$90,000	$60,000	$0	$0	0
Director of Finance	2002	89,583	55,000	0	0	0
	2001	86,250	11,000	0	0	0

A. Reed Durrant	2003	$85,000	$50,000	$0	$142	0
Director of Compliance	2002	85,000	50,000	0	0	0
	2001	85,000	10,000	0	2,230	0

(1)	Does not include certain perquisites and other personal benefits that are standard in the industry and have a total value of less than 10% of the total annual salary, bonus and commissions reported for the named executive officer.

(2)	Mr. Rechner was appointed Secretary on September 18, 2002.

(3)	See “Certain Relationships and Related Transactions –– Officer and Director Receivables” for a description of this forgiven debt.

Employment Agreements

     We have entered into an employment agreement with Mr. Mayer that is terminable at will by either Mr. Mayer or us, and provides for an annual salary of approximately $200,000, subject to periodic adjustment by the board of directors, and an annual bonus equal to 10% of our pre-tax income. We previously entered into employment agreements with Messrs. Rechner, Garber and Durant for original one-year terms. Currently these officers’ employment with us is at-will.

Compensation Committee Interlocks and Insider Participation

     No member of our Compensation Committee is an officer or employee of ours. There are no compensation committee interlock relationships with respect to the company.

OPTION GRANTS AND EXERCISES

     The following table provides certain information regarding options granted to our named executive officers during the year ended December 31, 2003. Each of the options listed in the table below was granted pursuant to our 1999 Stock Option Plan. The percentages of total options granted are based on an aggregate of 100,000 options granted to employees, officers and directors in 2003. Options were granted at the closing price for our common stock on the date of grant.

	Option Grants in Last Fiscal Year
	Individual Grants
					Potential Realizable Value at
		% of Total			Assumed Annual Rates of
	Number of	Options			Stock Price Appreciation
	Securities	Granted	Exercise		for Option Term
	Underlying Options	in	Price Per	Expiration
Name	Granted(#)	Fiscal Year	Share	Date	5%	10%
John J. Gorman	10,000	10%	$2.50	6/3/2008	$6,907	$15,263
Charles H. Mayer	10,000	10	2.50	6/3/2008	6,907	15,263
Kurt Rechner	10,000	10	2.50	6/3/2008	6,907	15,263

     Amounts reported in the potential realizable value column above are hypothetical values that may be realized upon exercise of the options immediately prior to the expiration of their term, calculated by assuming that the stock price on the date of grant as determined by the Compensation Committee appreciates at the indicated annual rate compounded annually for the entire term of the option (5 years).

AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR END OPTION VALUES

     The following table provides information concerning unexercised options held as of December 31, 2003, by the named executive officers. No options were exercised during fiscal year 2003.

	Number of Securities		Value of Unexercised
	Underlying Unexercised		In-the-money
	Options at December 31, 2003		Options at December 31, 2003(1)
Name	Exercisable	Unexercisable	Exercisable	Unexercisable
John J. Gorman	103,333	6,667	$671,665	$43,336
Charles H. Mayer	115,396	6,667	$656,980	$43,336
Kurt R. Rechner	13,333	6,667	$86,665	$43,336
John F. Garber	—	—	$—	$—
A. Reed Durant	—	—	$—	$—

(1)	The amount set forth represents the difference between the fair market value of the underlying stock on December 31, 2003 and the exercise price of the option. The fair market value was determined by the closing price of $9.00 per share on December 31, 2003.

EQUITY COMPENSATION PLAN INFORMATION

     The following table summarizes information about our equity compensation plans as of December 31, 2003.

(c)
	(a)		Number of shares of our
	Number of shares of our	(b)	common stock remaining
	common stock to be	Weighted-average	available for future
	issued	exercise	issuance under equity
	upon exercise of	price of outstanding	compensation plans
	outstanding options,	options, warrants and	(exceeding securities
Plan Category	warrants and rights	rights	reflected in column (a))
Equity compensation plans approved by our security holders	260,000	$2.50	140,000
Equity compensation plans not approved by our security holders	62,063 (1)	$4.00	N/A (1)
Total	322,063	$2.79	140,000

(1)	Shares relate to a one time option grant to Charles H. Mayer outside our 1999 Stock Option Plan on January 1, 2000 which is fully vested and expires January 1, 2005.

WESTECH CAPITAL CORP. 1999 STOCK OPTION PLAN

     In October 1999, we adopted a stock option plan to strengthen our ability to attract, motivate, compensate and retain employees, directors, and consultants by providing a means for such persons to acquire a proprietary interest in the company and to participate in its growth through ownership of our common stock. The Compensation Committee of the board of directors administers the Stock Option Plan, provided, however, that the board of directors may also take all actions to administer the Stock Option Plan, including granting options.

Shares Subject to the Plan

     Under the Stock Option Plan, we can grant awards consisting of either incentive stock options or nonqualified stock options not to exceed 400,000 shares of our common stock. That number will be adjusted automatically if the outstanding shares of common stock are increased or decreased or changed into or exchanged for a different number of shares or kind of shares or other securities of the company or of another corporation, by reason of reorganization, split, combination of shares, or a dividend payable in common stock. Equitable adjustments to the number of shares subject to each award and to the payment required to obtain such shares will also be made so that the same proportion of shares will be subject to the award and the aggregate consideration to acquire all shares subject to the award will remain as it was prior to such event as described in the previous sentence.

     During 2003, we granted options under the Stock Option Plan to acquire 100,000 shares of common stock, none of which were exercised, forfeited or canceled during the year. Options to purchase 40,000 shares of common stock, issued prior to 2001, were forfeited by a former employee during 2003. We had 260,000 options outstanding under the Stock Option Plan as of December 31, 2003.

Eligibility

     All of our employees, directors and consultants are eligible to receive awards under the Stock Option Plan, but only employees are eligible to receive incentive stock options. The Compensation Committee, as administrator of the Stock Option Plan, determines the persons to whom stock option awards are to be granted; whether an option will be an incentive stock option or nonqualified stock option or both; the number of shares of our common stock subject to each grant; and the time or times at which stock option awards will be granted and the time or times of the exercise period, which shall not exceed the maximum period described below.

Types of Awards

     Options granted under the Stock Option Plan may be either options that are intended to qualify for treatment as “incentive stock options” under Section 422 of the Internal Revenue Code or options that are not, which are “nonqualified stock options”. The exercise price of incentive stock options must be at least the fair market value of a share of the common stock on the date of grant, and not less than 110% of the fair market value in the case of an incentive stock option granted to an optionee owning 10% or more of our outstanding common stock. The aggregate fair market value of common stock (calculated on the date of grant) with respect to which incentive stock options are exercisable for the first time by an optionee during any calendar year shall not exceed $100,000. The term of an option may not exceed ten years (or five years in the case of an incentive stock option granted to an optionee owning 10% or more of our outstanding common stock).

Termination of Awards

     The Stock Option Plan limits the time during which a holder of an option can exercise an option to no more than ten years. In addition, an optionee who leaves our employment will generally have no more than three months to exercise an option, reduced to zero days after employment is terminated for cause, and additional rules apply to cases of death and disability. Upon the occurrence of certain events which constitute a change of control, all granted options shall become exercisable during the period beginning on the date of the occurrence of the change of control and ending sixty days later. The Compensation Committee may, however, override the Stock Option Plan’s rules, other than the ten year limit. We cannot grant additional options under the Stock Option Plan after October 15, 2009, the tenth anniversary of its adoption.

Amendments to Our Stock Option Plan

     The board of directors may amend or terminate the Stock Option Plan, as long as no amendment or termination affects options previously granted. However, the plan requires stockholder approval of any amendment that increases the number of shares available under the plan which may be issued as incentive stock options or that modify the requirements as to eligibility to receive incentive stock options under the plan.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table provides information with respect to ownership of our common stock at the record date for:

•	each beneficial owner of five percent or more of our common stock;

•	each director;

•	each of the named executive officers; and

•	all directors and officers as a group.

     Except as indicated on the footnotes to this table, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. Options exercisable within 60 days following April 22, 2004, are included as shares beneficially owned. For purposes of calculating percent ownership as of April 22, 2004, 1,512,024 shares were issued and outstanding and, for any individual who beneficially owns shares represented by options exercisable within 60 days following April 22, 2004, these shares are treated as if outstanding for that person, but not for any other person.

Name and Address		Percent Beneficially
of Beneficial Owner	Number	Owned
John J. Gorman(1)(2)(3)	936,769	57.8%
Charles H. Mayer(1)(4)	161,957	10.0%
Joseph F. Moran(1)(5)	244,988	16.1%
Kurt J. Rechner(1)(6)	16,676	1.2%
John F. Garber(1)	6,206	*
A. Reed Durant(1)	6,206	*
Barry A. Williamson(1)(7)	6,666	*
Clark N. Wilson(1)(7)	6,666	*
William A. Inglehart(1)(7)	6,666	*
All owners of more than five percent, officers and directors as a group (9 total)	1,392,800	78.2%

*	Less than 1%.

(1)	The address for Messrs. Gorman, Mayer, Moran, Rechner, Garber, Durant, Williamson, Wilson and Inglehart is 2700 Via Fortuna, Suite 400, Austin, Texas 78746.

(2)	Includes 106,666 shares of vested common stock issuable pursuant to options granted under our 1999 Stock Option Plan (which we refer to as the Stock Option Plan).

(3)	Mr. Gorman disclaims beneficial ownership of 161,362 shares, 80,681 shares of which are held in the name of the John Joseph Gorman V Trust and 80,681 shares of which are held in the name of the Ryleigh Gorman Trust. Mr. Gorman’s wife, Tamra Gorman, serves as the Trustee of each trust.

(4)	Includes 56,666 shares of vested common stock issuable pursuant to options granted under the Stock Option Plan. Includes 62,063 shares of vested common stock issuable pursuant to an option granted outside the Stock Option Plan, which are fully exercisable.

(5)	Includes 6,666 shares of vested common stock issuable pursuant to options granted under the Stock Option Plan.

(6)	Includes 16,666 shares of vested common stock issuable pursuant to options granted under the Stock Option Plan.

(7)	Includes 6,666 shares of vested common stock issuable pursuant to options granted under the Stock Option Plan.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Notes Payable

     On February 17, 2004, we entered into an agreement with a bank to borrow $2,500,000 for operating and financing purposes. In exchange for the loan, John Gorman, our Chairman and Chief Executive Officer, provided the bank with a personal guarantee, as collateral should we default on our obligation. The loan is due on demand or by February 15, 2007 if no demand is made. The loan accrues interest at prime plus 2% and is to be paid in equal monthly payments of $70,000, plus accrued interest, commencing on March 15, 2004.

     We issued a promissory note in August 2002 in exchange for $1,000,000 from John Gorman, our Chairman and Chief Executive Officer. Under the terms of the promissory note, we were to make twenty monthly installment payments of $50,000 plus accrued interest, beginning on September 8, 2002. The promissory note accrued interest at 11.5% per annum. We repaid the remaining balance of the promissory note in June 2003.

Officer and Director Receivables

     During 1999, Tejas Securities received a $200,000 note from Charles Mayer, our President and Chief Operating Officer, in conjunction with his employment agreement. The note bears no interest and was due on demand if Mr. Mayer resigned as an employee of ours prior to December 31, 2000. In October 2000, the note was transferred to us at cost. In January 2001, Mr. Mayer’s employment agreement was modified to allow the company to forgive the $200,000 note in equal installments of $50,000 per year for the years 2001, 2002, 2003 and 2004, as long as Mr. Mayer remains an employee. Additionally, Mr. Mayer forfeited his guaranteed annual bonus of $200,000 for the year 2000.

Gro-Vest Management

     In October 2001, John Gorman acquired the right to receive payment of a liability of the company in the amount of $121,000 originally payable to Gro-Vest Management. The liability originated from the acquisition of Gro-Vest.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Based on a review of reports filed by our directors, executive officers and beneficial holders of 10% or more of our shares, and upon representations from those persons, we believe that all SEC stock ownership reports required to be filed by those reporting persons during 2003 were timely made, with the exception of the inadvertent failure to file a Form 3 for Mr. Inglehart relating to his election as a director, and Forms 4 for all of our other directors and executive officers related to primarily two transactions: cancellation of stock options in 2002 and receipt of option grants following last year’s annual meeting. Our chief executive officer also filed a late Form 4 related to two acquisitions of common stock in 2001.

PERFORMANCE GRAPH

Comparison of Cumulative Total Return(1)
Westech Capital Corp., Standard and Poor’s 500,
Standard and Poor’s Small Cap 600, and
Westech Capital Corp.’s Peer Group(2)

		March 13, 2000	2000	2001	2002	2003
Westech Capital	Return %		-31.25	-63.64	-75.00	620.00
	Cum $	$100.00	$68.75	$25.00	$6.25	$45.00

S & P 500	Return %		-2.46	-11.88	-22.10	28.69
	Cum $	$100.00	$97.54	$85.95	$66.95	$86.16

S & P SMALLCAP 600	Return %		9.52	6.54	-14.62	38.80
	Cum $	$100.00	$109.52	$116.68	$99.62	$138.27

Peer Group Only	Return %		-48.72	-4.44	-21.12	83.89
	Cum $	$100.00	$51.28	$49.01	$38.66	$71.09

Peer Group + Westech	Return %		-48.59	-5.74	-21.65	85.90
	Cum $	$100.00	$51.41	$48.46	$37.96	$70.58

(1)	Assumes $100.00 invested on March 13, 2000 and dividends reinvested. Historical performance does not predict future results.

(2) Our peer group for the 2003 fiscal year consists of Detwiler, Mitchell & Co., Firebrand Financial Group, Inc., First Albany Companies Inc., First Montauk Financial Corp., Gilman + Ciocia, Inc., Global Capital Partners Inc., International Assets Holding Corporation, Kent Financial Services, Inc., Kirlin Holding Corp., Ladenburg Thalmann Financial Services Inc., Laidlaw Global Corporation, Maxcor Financial Group Inc., M. H. Meyerson & Co., Inc., MFC Bancorp Ltd., New Valley Corporation, Olympic Cascade Financial Corporation, Paulson Capital Corp., Siebert Financial Corp., Stifel Financial Corp., Stockwalk Group, Inc., The Ziegler Companies, Inc.

SELECTION OF INDEPENDENT AUDITORS
(Proposal No. 2)

     Our Audit Committee has determined it to be in our best interests to appoint Ernst & Young LLP as our independent auditors for the fiscal year ending December 31, 2004 and has further directed that management submit the selection of independent auditors for ratification by the stockholders at our 2004 annual meeting. Representatives of Ernst & Young LLP are expected to be present at the 2004 annual meeting and will have an opportunity to make a statement if they desire and to respond to appropriate questions.

     As reported on a Form 8-K dated May 20, 2003, we dismissed KPMG LLP as our independent accountants effective May 13, 2003. The dismissal was approved by our Audit Committee. The reports of KPMG LLP on our financial statements for the past two fiscal years prior to their dismissal contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles. In connection with its audits for our two most recent fiscal years prior to their dismissal and through May 13, 2003, there have been no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of KPMG LLP, would have caused KPMG LLP to make reference thereto in their reports on our financial statements for such years and/or interim periods. We requested that KPMG LLP furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. On June 2, 2003, we filed a Form 8-K/A reporting that KPMG LLP had agreed with such disclosures.

     We engaged Ernst & Young LLP as our new independent accountants as of May 13, 2003. During our two most recent fiscal years and through May 13, 2003, no consultations had occurred between us and Ernst & Young LLP which concerned the subject matter of a disagreement with KPMG LLP. As of May 13, 2003, Ernst & Young LLP had not rendered any oral advice or written report to us on the application of accounting principles to a specific transaction or the type of audit opinion that might be rendered on our financial statements.

     The board of directors recommends that you vote FOR the ratification of the appointment of Ernst & Young LLP as our independent auditors for 2004.

Audit Fees. Fees for services billed by Ernst & Young LLP in connection with their audit of our 2003 consolidated financial statements and quarterly reviews on Form 10-Q were $72,500. The fees billed by KPMG LLP in connection with their quarterly review on Form 10-Q for 2003 were $10,000. Fees for services billed by KPMG LLP in connection with their audit of our 2002 consolidated financial statements and quarterly reviews on Form 10-Q were $60,250.

Audit Related Fees. Audit-related fees include assurance and related services, such as reports on internal controls, review of Securities and Exchange Commission filings, due diligence and related services. Fees for services billed by KPMG LLP were $3,400 in fiscal year 2003. There were no such fees paid in fiscal year 2002.

Tax Fees. The fees billed by KPMG LLP in fiscal year 2003 and 2002 for tax compliance, tax advice or tax planning were $35,705 and $37,950, respectively. No tax fees were billed by Ernst & Young LLP in fiscal year 2003.

All Other Fees. There were no fees for other services by our independent auditors in fiscal years 2003 and 2002.

The Audit Committee pre-approved all of the services described above under Audit Fees, Audit-Related Fees and Tax Fees.

Pre-Approval Policies and Procedures

     The audit committee’s policy is to pre-approve all audit and permissible non-audit services provided by our independent auditors. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The audit committee has delegated pre-approval authority to Mr. Wilson, the chairman of the audit committee, when expedition of services is necessary.

STOCKHOLDER PROPOSALS AND NOMINATIONS FOR THE 2005 ANNUAL MEETING

     From time to time, stockholders seek to nominate directors or present proposals for inclusion in the proxy statement and form of proxy for consideration at the annual meeting. Any stockholder of ours meeting certain minimum stock ownership and holding period requirements may present a proposal to be included in our proxy statement for action at the annual meeting of stockholders to be held in 2005 pursuant to Rule 14a-8 of the Securities Exchange Act of 1934. Such stockholder must deliver such proposal to our secretary at our executive offices no later than January 5, 2005, unless we notify the stockholders otherwise. Only those proposals that are appropriate for stockholder action and otherwise meet the requirements of Rule 14a-8 of the Exchange Act may be included in our proxy statement.

     Pursuant to Rule 14a-4(c)(1) under the Securities Exchange Act of 1934, if any stockholder proposal intended to be presented at our 2005 annual meeting without inclusion in our proxy statement for the meeting is received by our secretary at our executive offices after March 21, 2005, the persons designated as proxies for that meeting will have discretionary authority to vote on such proposal. Even if proper notice is received on a timely basis, the persons designated as proxies for that meeting may nevertheless exercise their discretionary authority with respect to such proposal by advising stockholders of such proposal and how they intend to exercise their discretion to vote on such proposal to the extent permitted under Rule 14a-4(c)(2) of the Securities Exchange Act of 1934.

OTHER BUSINESS

     The board of directors knows of no other matters for consideration at the meeting. If any other business should properly arise, the persons appointed in the enclosed proxy have discretionary authority to vote in accordance with their best judgment. All other business voted on at the meeting will be decided by the vote of a majority of the shares present in person or by proxy at the meeting, except as otherwise provided by law or our certificate of incorporation or bylaws.

ANNUAL REPORT

     Our 2003 Annual Report to Stockholders containing audited consolidated financial statements for fiscal year 2003 has been mailed along with this proxy statement to all stockholders of record as of the close of business on April 22, 2004. Any stockholder that has not received a copy of such annual report may obtain a copy by writing to us at 2700 Via Fortuna, Suite 400, Austin, Texas 78746.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

     Only one copy of the 2003 Annual Report to Stockholders and this proxy statement is being delivered to multiple stockholders sharing an address unless we have received contrary instructions from one or more of our stockholders. We must receive a written request at our corporate offices at 2700 Via Fortuna, Suite 400, Austin, Texas 78746, attention: Corporate Secretary, from a stockholder at a shared address with another stockholder to receive an additional copy of our 2003 Annual Report and this proxy statement. This request can also be made orally by calling our corporate offices at (512) 306-8222.

EXHIBIT A

AMENDED AND RESTATED
CHARTER OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS
OF WESTECH CAPITAL CORP.

     This Charter identifies the purpose, composition, meeting requirements, committee responsibilities, and annual evaluation procedures of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Westech Capital Corp., a Delaware corporation (the “Company”).

I. PURPOSE

     The Committee has been established to:

•	assist the Board in its oversight responsibilities regarding:

(1)	the integrity of the Company’s financial statements,

(2)	the Company’s compliance with legal and regulatory requirements,

(3)	the independent accountant’s qualifications and independence, and

•	prepare the report required by the United States Securities and Exchange Commission (the “SEC”) for inclusion in the Company’s annual proxy statement;

•	appoint, retain, compensate, evaluate and terminate the Company’s independent accountants;

•	approve audit and non-audit services to be performed by the independent accountants;

•	overseeing the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company; and

•	otherwise perform such other functions as the Board may from time to time assign to the Committee.

     The independent accounts shall report directly to the Committee. In performing its duties, the Committee shall seek to maintain an effective working relationship with the Board, the independent accountants, and management of the Company.

II. COMPOSITION

     The Committee shall be composed of at least three members (including a Chairperson), all of whom shall be “independent directors,” as such term is defined in the rules and regulations of the SEC and the American Stock Exchange (the “AMEX”). Notwithstanding the foregoing, the Committee may have as one of its members a “non-independent director” who satisfies the requirements of Rule 10A-3 under the Securities Exchange Act of 1934 (as amended, the “Exchange Act”) and is not a current officer or employee of the Company or an “immediate family member” (as defined in the AMEX rules) of an officer or employee of the Company for a period not to exceed two years due to the exceptional and limited circumstances set forth in the rules and regulations of the AMEX. The members of the Committee and the Chairperson shall be selected annually by the Board and serve at the pleasure of the Board. A Committee member (including the Chairperson) may be removed at any time, with or without cause, by the Board. The Board may designate one or more independent directors as alternate members of the Committee, who may replace any absent or disqualified member or members at any meetings of the Committee. No person may be made a member of the Committee if his or her service on the Committee would violate any restriction on service imposed by any rule or regulation of the SEC or any securities exchange or market on which shares of the common stock of the Company are traded.

     All members of the Committee shall have a working familiarity with basic finance and accounting practices and must be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement and cash flow statement. Additionally, there will be at least one member who (1) has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in the individual’s financial sophistication, including but not limited to being or having been a chief executive officer, chief financial officer, or other senior officer with financial oversight responsibilities and (2) is an “audit committee financial expert” as defined in the rules and regulations of the SEC. The Chairperson shall maintain regular communication with the chief executive officer, chief financial officer, the lead partner of the independent accountant.

     Members of the Committee may receive their Board and Committee fees in cash, Company stock or options or other in-kind consideration as determined by the Board in addition to all other benefits that other directors of the Company receive.

III. MEETING REQUIREMENTS

     The Committee shall meet as necessary, but at least once each quarter, to enable it to fulfill its responsibilities. The Committee shall meet at the call of its Chairperson or at the request of a majority of its members. The Committee shall conduct its business in accordance with Section 2.15 of the Company’s Bylaws. The Committee shall keep written minutes of its meetings, which shall be recorded or filed with the books and records of the Company. Any member of the Board shall be provided with copies of such Committee minutes if requested.

     The Committee may ask members of management, employees, outside counsel, the independent accountants, consultants, or others whose advice and counsel are relevant to the issues then being considered by the Committee, to attend any meetings and to provide such pertinent information as the Committee may request.

     The Chairperson of the Committee shall be responsible for leadership of the Committee, including preparing the agenda, presiding over Committee meetings, making Committee

2

assignments and reporting the Committee’s actions to the Board from time to time (but at least once each year) as requested by the Board.

     The Committee should meet periodically with management, and the independent accountants to discuss any matters that the Committee or any of these groups believe should be discussed separately. In addition, the Committee should meet with the independent accountants and management quarterly to review the Company’s financial statements prior to their public release consistent with the provisions set forth below in Section IV. The Committee may also meet from time to time with the Company’s investment bankers, investor relations professionals and financial analysts who follow the Company.

IV. COMMITTEE RESPONSIBILITIES

     In carrying out its responsibilities, the Committee’s policies and procedures should remain flexible to enable the Committee to react to changes in circumstances and conditions so that it can fulfill its oversight responsibilities. In addition to such other duties as the Board may from time to time assign, the Committee shall have the following responsibilities:

A.	Oversight of the Financial Reporting Processes

1.	In consultation with the independent accountants, review the integrity of the Company’s financial reporting processes, both internal and external.

2.	Review and approve all “related-party transactions” (as defined in the AMEX rules).

3.	Consider the independent accountant’s judgments about the quality and appropriateness of the Company’s accounting principles as applied in its financial reporting. Consider alternative accounting principles and estimates.

4.	Discuss with management and legal counsel the status of pending litigation, taxation matters, compliance policies and other areas of oversight applicable to the legal and compliance area as may be appropriate.

5.	Meet at least annually with the chief financial officer, and the independent accountants in separate executive sessions.

6.	Review all analyst reports and press articles about the Company’s accounting and disclosure practices and principles.

7.	Review with management and the independent accountants their analyses of significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including any analysis of the effect of alternative generally accepted accounting principle (“GAAP”) methods on the Company’s financial statements and a

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description of any transactions as to which management obtained Statement on Auditing Standards No. 50 letters.

8.	Review with management and the independent accountants the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the Company’s financial statements.

9.	Establish procedures for the receipt, retention and treatment of complaints received by the Company on accounting, internal accounting controls or auditing matters, as well as for the confidential, anonymous submissions by Company employees of concerns regarding questionable accounting or auditing matters.

10.	Review disagreements between management and the independent accounts regarding financial reporting.

B.	Review of Documents and Reports

1.	Review and discuss with management and the independent accountants the Company’s annual audited financial statements and quarterly financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion or review rendered by the independent accountants, considering, as appropriate, whether the information contained in these documents is consistent with the information contained in the financial statements and whether the independent accountants and legal counsel are satisfied with the disclosure and content of such documents. These discussions shall include consideration of the quality of the Company’s accounting principles as applied in its financial reporting, including review of audit adjustments (whether or not recorded) and any such other inquiries the Committee considers appropriate. Based on the review, the Committee shall make its recommendation to the Board as to the inclusion of the Company’s audited consolidated financial statements in the Company’s annual report on Form 10-K.

2.	Review reports from management, and the independent accountants on the Company’s subsidiaries and affiliates, compliance with the Company’s code(s) of conduct, applicable law, and insider and related party transactions.

3.	Review with management and the independent accountants any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding the Company’s financial statements or accounting policies.

4.	Prepare the report required by the rules of the SEC to be included in the Company’s annual proxy statement.

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5.	Submit the minutes of all meetings of the Committee to, or discuss the matters discussed at each Committee meeting with, the Board.

6.	Review any restatements of financial statements that have occurred or were recommended.

C.	Independent Accountant Matters

1.	Interview and retain the Company’s independent accountants, considering the accounting firm’s independence and effectiveness, and approve the engagement fees and other compensation to be paid to the independent accountants.

2.	Meet with the independent accountants and the Company’s chief financial officer to review the scope of the proposed external audit for the current year.

3.	On an annual basis, the Committee shall evaluate the independent accountant’s qualifications, performance and independence. To assist in this undertaking, the Committee shall require the independent accountants to submit a written report delineating all relationships between the independent accountants and the Company, consistent with Independence Standards Board Standard 1. In making its determination, the Committee shall consider not only auditing and other traditional accounting functions performed by the independent accountants, but also consulting, legal, information technology services and other professional services rendered by the independent accountants and its affiliates. The Committee shall also consider whether the provision of any of these non-audit services is compatible with the independence standards under the guidelines of the SEC and other applicable authorities (including, possibly, the Independence Standards Board and the Public Company Accounting Oversight Board) and shall approve in advance any non-audit services to be provided by the independent accountants. The Committee shall actively engage in a dialogue with the independent accountants with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent accountants and shall take, or recommend that the Board take, appropriate action to oversee the independence of the independent accountants.

4.	Review on an annual basis the experience and qualifications of the senior members of the external audit team. Discuss the knowledge and experience of the independent accountants and the senior members of the external audit team with respect to the Company’s industry. The Committee shall ensure the regular rotation of the lead audit partner, concurring partner and other audit partners as required by law and consider whether there should be a periodic rotation of the Company’s independent accountants.

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5.	Review the performance of the independent accountants and, in the Committee’s discretion, terminate the independent accountants.

6.	Review with the independent accountants any problems or difficulties the auditors may have encountered in connection with their audit and any “management” or “internal control” letter provided by the independent accountants and the Company’s response to that letter. Such review should include:

(a)	any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information and any disagreements with management;

(b)	any accounting adjustments that were proposed by the independent accountants that were not agreed to by the Company;

(c)	communications between the independent accountants and its national office regarding any issues on which it was consulted by the audit team and matters of audit quality and consistency;

(d)	any changes required in the planned scope of the audit; and

7.	Communicate with the independent accountants regarding (a) alternative treatments of financial information within the parameters of GAAP, (b) critical accounting policies, practices and estimates to be used in preparing the audit report and (c) such other matters as the SEC and the AMEX may direct by rule or regulation.

8.	Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the organization’s financial statements.

9.	Oversee the relationship with the independent accountants by discussing with the independent accountants the nature and rigor of the audit process, receiving and reviewing audit reports and ensuring that the independent accountants have full access to the Committee (and the Board) to report on any and all appropriate matters.

10.	Discuss with the independent accountants prior to the audit the general planning and staffing of the audit.

11.	Obtain a representation from the independent accountants that Section 10A of the Exchange Act has been followed.

12.	Pre-approve all audit services and permissible non-audit services as set forth in Section 10A(i) of the Exchange Act.

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D.	Internal Audit Control Matters

1.	Establish regular and separate systems of reporting to the Committee by each of management and the independent accountants regarding any significant judgments made in management’s preparation of the financial statements and the view of each as to the appropriateness of such judgments.

2.	Following completion of the annual external audit, review separately with each of management and the independent accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

3.	Review with the independent accountants and management the extent to which changes or improvements in financial or accounting practices have been implemented. This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Committee.

4.	Review the procedures that the Company has implemented regarding compliance with the Company’s code(s) of conduct.

5.	Periodically discuss with the chief executive officer and chief financial officer (a) significant deficiencies in the design or operation of the internal controls that could adversely affect the Company’s ability to record, process, summarize and report financial data and (b) any fraud that involves management or other employees who have a significant role in the Company’s internal controls.

     While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with GAAP. These are the responsibilities of management and the independent accountants.

V. CONSULTANTS

     The Committee shall have the authority and sufficient funding to retain special legal, accounting or other consultants (without seeking Board approval) to advise and assist the Committee. The Committee may conduct or authorize investigations into or studies of matters within the Committee’s scope of responsibilities as described herein, and may retain, at the expense of the Company, independent counsel or other consultants necessary to assist the Committee in any such investigations or studies. The Committee shall have sole authority to negotiate and approve the fees and retention terms of such independent counsel or other consultants.

VI. MISCELLANEOUS

     The Committee shall annually review and assess the adequacy of this Charter.

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     The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the independent accountants engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company. The Company shall give appropriate funding, as determined by the Committee, for the payment of (i) compensation to the outside auditor, legal, accounting or other advisors employed by the Committee and (ii) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties. Nothing contained in this Charter is intended to expand applicable standards of liability under statutory or regulatory requirements for the directors of the Company or members of the Committee. The purposes and responsibilities outlined in this Charter are meant to serve as guidelines rather than as inflexible rules and the Committee is encouraged to adopt such additional procedures and standards as it deems necessary from time to time to fulfill its responsibilities. This Charter, and any amendments hereto, shall be made available to any stockholder of the Company who requests it.

Adopted by the Audit Committee and approved
by the Board of Directors on March 29, 2004.

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EXHIBIT B

AMENDED AND RESTATED
CHARTER OF THE COMPENSATION COMMITTEE
OF THE BOARD OF DIRECTORS
OF WESTECH CAPITAL CORP.

     This Charter identifies the purpose, composition, meeting requirements, committee responsibilities, and annual evaluation procedures of the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Westech Capital Corp., a Delaware corporation (the “Company”).

I. PURPOSE

     The Committee has been established to:

•	assist the Board in ensuring that a proper system of long-term and short-term compensation is in place to provide performance-oriented incentives to management, and that compensation plans are appropriate and competitive and properly reflect the objectives and performance of management and the Company;

•	discharge the Board’s responsibilities relating to compensation of the Company’s executive officers;

•	evaluate the Company’s Chief Executive Officer and set his or her remuneration package;

•	prepare an annual report on executive compensation for inclusion in the Company’s annual proxy statement;

•	make recommendations to the Board with respect to incentive-compensation plans and equity-based plans; and

•	perform such other functions as the Board may from time to time assign to the Committee.

     In performing its duties, the Committee shall seek to maintain an effective working relationship with the Board and the Company’s management.

II. COMPOSITION

     If the Company is a “Controlled Company” (as defined in the rules of the American Stock Exchange (the “AMEX”)), the Committee shall be composed of at least two members (including a Chairperson), who shall be appointed at the discretion of the Board. If the Company is not a “Controlled Company” (as defined in the AMEX rules), the Committee shall, after taking into account any transition periods set forth in the AMEX rules, be composed of at least two members (including a Chairperson), who shall be “independent directors,” as such term is defined in the rules and regulations of the AMEX, and the Committee may have as one of its members a “non-independent director” who is not a current officer or employee of the Company or an “immediate family member” (as defined in the AMEX rules) of an officer or employee of the Company for a period not to exceed two years due to the exceptional and limited circumstances set forth in the rules and regulations of the AMEX.

     The members of the Committee and the Chairperson shall be selected annually by the Board and serve at the pleasure of the Board. A Committee member (including the Chairperson) may be removed at any time, with or without cause, by the Board. The Board may designate one or more independent directors as alternate members of the Committee, who may replace any absent or disqualified member or members at any meetings of the Committee. No person may be made a member of the Committee if his or her service on the Committee would violate any restriction on service imposed by any rule or regulation of the Securities and Exchange Commission (the “SEC”) or any securities exchange or market on which shares of the common stock of the Company are traded.

III. MEETING REQUIREMENTS

     The Committee shall meet as necessary, but at least once each year, to enable it to fulfill its responsibilities. The Committee shall meet at the call of its Chairperson or at the request of a majority of its members. The Committee shall conduct its business in accordance with Section 2.15 of the Company’s Bylaws. The Committee shall keep written minutes of its meetings, which shall be recorded or filed with the books and records of the Company. Any member of the Board shall be provided with copies of such Committee minutes if requested.

     The Committee may ask members of management or others whose advice and counsel are relevant to the issues then being considered by the Committee to attend any meetings and to provide such pertinent information as the Committee may request, except as otherwise provided in Section IV.A.2.

     The Chairperson of the Committee shall be responsible for leadership of the Committee, including preparing the agenda, presiding over Committee meetings, making Committee assignments and reporting the Committee’s actions to the Board from time to time (but at least once each year) as requested by the Board.

IV. COMMITTEE RESPONSIBILITIES

     In carrying out its oversight responsibilities, the Committee’s policies and procedures should remain flexible to enable the Committee to react to changes in circumstances and conditions so as to ensure the Company remains in compliance with applicable legal and regulatory requirements.

     The Committee shall have responsibility for oversight of the determination, implementation and administration of remuneration, including compensation, benefits and perquisites, of all executive officers and other members of senior management whose remuneration is the responsibility of the Board or whose remuneration the Chief Executive Officer requests the Committee to review and affirm. Such responsibility includes the following:

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A.	Chief Executive Officer Compensation and Evaluation

1.	To (a) review and approve goals and objectives relevant to the Chief Executive Officer’s compensation package, (b) establish a procedure for evaluating the Chief Executive Officer’s performance, (c) annually evaluate such performance in light of the goals and objectives established and (d) have the Committee Chairperson review, after completion of the annual evaluation, with the Chief Executive Officer, the results of the Committee’s evaluation of the Chief Executive Officer’s performance; and

2.	To review, at least annually, and set the base salary and annual and long-term incentive compensation of the Chief Executive Officer, after taking into account the annual evaluation of the Chief Executive Officer referred to in the preceding paragraph. The Chief Executive Officer may not be present during the voting or deliberations related to Committee meeting(s) pertaining to this Section IV.A.2.

In discharging the responsibilities set forth under Section IV.A, the Committee may consider (as appropriate and as contemplated by Company policies, plans and programs) individual, team, business unit, regional and Company-wide performance and results against applicable pre-established annual and long-term performance goals, taking into account stockholder return, economic and business conditions, remuneration given to the Chief Executive Officer in the past and comparative and competitive compensation and benefit performance levels. The Committee shall not be precluded from approving compensation awards as may be required to comply with applicable tax laws (i.e., IRS Rule 162(m)).

B.	Other Executive Officers Compensation and Evaluations

1.	To (a) review and approve goals and objectives relevant to the other executive officers’ compensation packages, (b) establish a procedure for evaluating such executive officers’ performances, and (c) annually evaluate such performances in light of the goals and objectives established; and

2.	To review, at least annually, and set the base salary and annual and long-term incentive compensation of the executive officers, after taking into account the annual evaluation of each executive officer referred to in the preceding paragraph.

In discharging the responsibilities set forth under Section IV.B, the Committee may consider (as appropriate and as contemplated by Company policies, plans and programs) individual, team, business unit, regional and Company-wide performance and results against applicable pre-established annual and long-term performance goals, taking into account stockholder return, economic and business conditions, remuneration given to each executive officer in the past and comparative and competitive compensation and benefit performance levels. The Committee shall not be precluded from approving compensation awards as may be required to comply with applicable tax laws (i.e., IRS Rule 162(m)).

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C.	Incentive-Compensation and Equity-Based Plans

1.	To review and to make periodic recommendations to the Board as to the general compensation and benefits policies and practices of the Company, including incentive-compensation plans and equity-based plans;

2.	To review and adopt, and to recommend to the Board (and for stockholder approval where required by applicable law, the Certificate of Incorporation or the Company’s Bylaws), compensation and benefits policies, plans and programs and amendments thereto, determining eligible employees and the type, amount and timing of such compensation and benefits; and

3.	To oversee the administration of such policies, plans and programs and, on an ongoing basis, to monitor them to assure that they remain competitive and within the Board’s compensation objectives for executive officers and such other members of senior management.

D.	Other Duties

1.	To prepare an annual executive compensation report for inclusion in the Company’s proxy statement in accordance with the rules and regulations of the SEC;

2.	To review and consider, if requested by the Board, the compensation and benefits of directors who are not employees of the Company and to recommend any changes to the Board that the Committee deems appropriate; and

3.	To perform such other duties as the Board may assign to the Committee.

V. CONSULTANTS

     The Committee may conduct or authorize studies of matters within the Committee’s scope of responsibilities as described above, and may retain, at the expense of the Company, independent counsel or other consultants necessary to assist the Committee in any such studies. The Committee shall have sole authority to retain and terminate any compensation consultant to be used to survey the compensation practices in the Company’s industry and to provide advice so that the Company can maintain its competitive ability to recruit and retain highly qualified personnel. The Committee shall have the sole authority to negotiate and approve the fees and retention terms of any compensation consultant retained.

VI. MISCELLANEOUS

     The Company shall give appropriate funding, as determined by the Committee, for the payment of fees of independent counsel or other consultants employed by the Committee and for ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties. Nothing contained in this Charter is intended to expand applicable standards of

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liability under statutory or regulatory requirements for the directors of the Company or members of the Committee. The purposes and responsibilities outlined in this Charter are meant to serve as guidelines rather than as inflexible rules and the Committee is encouraged to adopt such additional procedures and standards as it deems necessary from time to time to fulfill its responsibilities. This Charter, and any amendments hereto, shall be made available to any stockholder of the Company who requests it.

Adopted by the Compensation Committee and approved
by the Board of Directors on March 29, 2004.

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EXHIBIT C

WESTECH CAPITAL CORP.

CODE OF BUSINESS CONDUCT AND ETHICS

Foreword	ii
Introduction	1
Compliance with Laws	3
Broker-Dealer Laws	3
Antitrust Laws	3
Anticorruption Laws	3
Conflicts of Interest	4
Ownership in Other Businesses	6
Outside Employment	6
Service on Boards	7
Business Opportunities	7
Loans	7
Gifts and Entertainment	7
Accepting Gifts and Entertainment	7
Giving Gifts and Entertaining	8
Fair Dealing	8
Securities Laws and Insider Trading	9
Responding to Inquiries from the Press and Others	10
Political Activity	10
Safeguarding Corporate Assets	11
Equal Employment Opportunity and Anti-Harassment	11
Health, Safety and the Environment	12
Accuracy of Company Records	13
Record Retention	13
Administration of the Code	14
Asking for Help and Reporting Concerns	15

Note: This code and related policies are current as of March 29, 2004. In adopting and publishing these guidelines, you should note that (1) in some respects our policies may exceed minimum legal requirements or industry practice, and (2) nothing contained in this code should be construed as a binding definition or interpretation of a legal requirement or industry practice.

To obtain additional copies of this code, you may contact our Chief Financial Officer.

i

Foreword

To all employees:

     Our company is founded on our commitment to the highest ethical principles and standards. Upholding these commitments is essential to our continued success.

     The law and the ethical principles and standards that comprise this code of conduct must guide our actions. The code is, of course, broadly stated. Its guidelines are not intended to be a complete listing of detailed instructions for every conceivable situation. Instead, it is intended to help you develop a working knowledge of the laws and regulations that affect your job.

     Adhering to this code is essential. I have personally taken the time to study it carefully and I encourage you to do the same. I have also signed a statement confirming that I have read this code carefully, and I expect you to do the same by signing the confirmation form that appears on the final page.

     Ultimately, our most valuable asset is our reputation. Complying with the principles and standards contained in this code is the starting point for protecting and enhancing that reputation. Thank you for your commitment!

John J. Gorman
Chairman of the Board and Chief Executive Officer

ii

Introduction

     All of our employees, officers and directors must read and use this code of conduct to ensure that each business decision follows our commitment to the highest ethical standards and the law. Adherence to this code and to our other official policies is essential to maintaining and furthering our reputation for fair and ethical practices among our customers, stockholders, employees and communities.

     It is the responsibility of every one of us to comply with all applicable laws and regulations and all provisions of this code and the related policies and procedures. Each of us must report any violations of the law or this code. Failure to report such violations, and failure to follow the provisions of this code, may have serious legal consequences and will be disciplined by the company. Discipline may include termination of your employment.

     This code summarizes certain laws and ethical policies that apply to all of our employees, officers and directors. Several provisions in this code refer to more detailed policies that either (1) concern more complex company policies or legal provisions or (2) apply to select groups of individuals within our company. If these detailed policies are applicable to you, it is important that you read, understand, and be able to comply with them. If you have questions as to whether any detailed policies apply to you, contact your immediate supervisor or our compliance officer. As used in this code, “compliance officer” refers to our Chief Financial Officer.

     Situations that involve ethics, values and violations of laws are often very complex. No single code of conduct can cover every business situation that you will encounter. Consequently, we have implemented the compliance procedures outlined in the sections of this code entitled “Administration of the Code” and “Asking for Help and Reporting Concerns.” The thrust of our procedures is when in doubt, ask. If you do not understand a provision of this code, are confused as to what actions you should take in a given situation, or wish to report a violation of the law or this code, you should follow those compliance procedures. Those procedures will generally direct you to talk to either your immediate supervisor or our compliance officer. There are few situations that cannot be resolved if you discuss them with your immediate supervisor or our compliance officer in an open and honest manner.

     After reading this code, you should:

     • Have a thorough knowledge of the code’s terms and provisions.

     • Be able to recognize situations that present legal or ethical dilemmas.

     • Be able to deal effectively with questionable situations in conformity with this code.

     To be able to accomplish these goals, we recommend that you take the following steps:

     • Read the entire code of conduct thoroughly.

     • Think about how the provisions of this code apply to your job, and consider how you might handle situations to avoid illegal, improper, or unethical actions.

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     • If you have questions, ask your immediate supervisor or our compliance officer.

     When you are faced with a situation and you are not clear as to what action you should take, ask yourself the following questions:

     • Is the action legal?

     • Does the action comply with this code?

     • How will your decision affect others, including our customers, stockholders, employees and the community?

     • How will your decision look to others? If your action is legal but can result in the appearance of wrongdoing, consider taking alternative steps.

     • How would you feel if your decision were made public? Could the decision be honestly explained and defended?

     • Have you contacted your immediate supervisor or our compliance officer regarding the action?

To reiterate, when in doubt, ask.

     Please note that this code is not an employment contract and does not modify the employment relationship between us and you. We do not create any contractual or legal rights or guarantees by issuing these policies, and we reserve the right to amend, alter and terminate policies at any time and for any reason.

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Compliance with Laws

     First and foremost, our policy is to behave in an ethical manner and comply with all laws, rules and government regulations that apply to our business. Although we address several important legal topics in this code, we cannot anticipate every possible situation or cover every topic in detail. It is your responsibility to know and follow the law and conduct yourself in an ethical manner. It is also your responsibility to report any violations of the law or this code. You may report such violations by following the compliance procedures contained in the section of the code entitled “Asking for Help and Reporting Concerns.”

Broker-Dealer Laws

     The regulations governing the conduct of broker-dealers and their employees exist primarily to protect the investing public. Our company is a broker-dealer registered with the United States Securities and Exchange Commission (SEC), the National Association of Securities Dealers and various state regulatory agencies and is therefore subject to numerous federal and state broker-dealer laws that govern the company’s business. Significant among these regulations are certain minimum net capital requirements designed to ensure the financial soundness of the company and certain standards of conduct that apply to the company and its officers and employees.

     If you have questions regarding broker-dealer laws, the applicability of those laws to your position with the company or our policies with regard to those laws, please contact your immediate supervisor or our compliance officer.

Antitrust Laws

     Antitrust laws are designed to ensure a fair and competitive marketplace by prohibiting various types of anticompetitive behavior. Some of the most serious antitrust offenses occur between competitors, such as agreements to fix prices or to divide customers, territories or markets. Accordingly, it is important to avoid discussions with our competitors regarding pricing, terms and conditions, costs, marketing plans, customers and any other proprietary or confidential information.

     Unlawful agreements need not be written. They can be based on informal discussions or the mere exchange of information with a competitor. If you believe that a conversation with a competitor enters an inappropriate area, end the conversation at once.

     Whenever any question arises as to application of antitrust laws, you should consult with our compliance officer, and any agreements with possible antitrust implications should be made only with the prior approval of legal counsel and our compliance officer.

Anticorruption Laws

     Conducting business with governments is not the same as conducting business with private parties. What may be considered an acceptable practice in the private business sector may be improper or illegal when dealing with government officials. Improper or illegal

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payments to government officials are prohibited. “Government officials” includes employees of any government anywhere in the world, even low-ranking employees or employees of government-controlled entities, as well as political parties and candidates for political office. If you deal with such persons or entities, you should consult with our compliance officer to be sure that you understand these laws before providing anything of value to a government official.

     If you are involved in transactions with foreign government officials, you must comply not only with the laws of the country with which you are involved but also with the U.S. Foreign Corrupt Practices Act. This act makes it illegal to pay, or promise to pay, money or anything of value to any non-U.S. government official for the purpose of directly or indirectly obtaining or retaining business. This ban on illegal payments and bribes also applies to agents or intermediaries who use funds for purposes prohibited by the statute.

     In some countries it is permissible to pay government employees for performing certain required duties. These facilitating payments, as they are known, are small sums paid to facilitate or expedite routine, non-discretionary government actions, such as obtaining phone service or an ordinary license. In contrast, a bribe, which is never permissible, is giving or offering to give anything of value to a government official to influence a discretionary decision. Understanding the difference between a bribe and a facilitating payment is very important. You must have approval from our compliance officer before making any payment or gift to a foreign government official.

     This discussion is not comprehensive and you are expected to familiarize yourself with all laws and regulations relevant to your position with us, as well as all our related written policies on these laws and regulations. To this end, our compliance officer is available to answer your calls and questions. If you have any questions concerning any possible reporting or compliance obligations, or with respect to your own duties under the law, you should not hesitate to call and seek guidance from our compliance officer.

Conflicts of Interest

     All of us must be able to perform our duties and exercise judgment on behalf of our company without improper influence or impairment, or the appearance of improper influence or impairment. Put more simply, when our loyalty to the company is affected by actual or potential benefit or influence from an outside source, a conflict of interest exists. We should all be aware of any potential influences that impact or appear to impact our loyalty to our company. In general, you should avoid situations where your personal interests conflict, or appear to conflict, with those of our company.

     Any time you believe a conflict of interest may exist, you must disclose the potential conflict of interest to your immediate supervisor or our compliance officer. Any activity that is approved, despite the actual or apparent conflict, must be documented. A potential conflict of interest that involves an executive officer or director must be approved by our Board of Directors or its designated committee if it is a “related-party transaction” (as defined in the rules of the

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national securities exchange on which the company’s stock is traded). A potential conflict of interest involving any other officer of the company must be approved by our compliance officer.

It is not possible to describe every conflict of interest, but some situations that could cause a conflict of interest include:

•	Doing business with family members.

•	Having a financial interest in another company with whom we do business.

•	Taking a second job.

•	Managing your own business.

•	Serving as a director of another business.

•	Being a leader in some organizations.

•	Diverting a business opportunity from our company to another company.

Doing Business with Family Members

     A conflict of interest may arise if family members work for a supplier, customer or other third party with whom we do business. It also may be a conflict of interest if a family member has a significant financial interest in a supplier, customer or other third party with whom we do business. A “significant financial interest” is defined below. Before doing business on our behalf with an organization in which a family member works or has a significant financial interest, an employee must disclose the situation to our compliance officer and discuss it with him or her. Document the approval if it is granted.

     “Family members” include your:

•	Spouse

•	Parents

•	Children

•	Brothers or sisters

•	In-laws

•	Life partner

•	Individuals that live in your home

     Employing relatives or close friends who report directly to you may also be a conflict of interest. Although our company encourages employees to refer candidates for job openings, employees who may influence a hiring decision must avoid giving an unfair advantage to anyone with whom they have a personal relationship. In particular, supervisors should not hire relatives or attempt to influence any decisions about the employment or advancement of people related to or otherwise close to them, unless they have disclosed the relationship to our compliance officer or Board of Directors or its designated committee, as the case may be, and such officer or body has approved the decision.

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Ownership in Other Businesses

     Our investments can cause a conflict of interest. In general, you should not own, directly or indirectly, a significant financial interest in any company that does business with us or seeks to do business with us. You also should not own a significant financial interest in any of our competitors.

     Two tests determine if a “significant financial interest” exists:

     • You or a family member owns more than 10% of the outstanding stock or other ownership interests of a business or you or a family member has or shares discretionary authority with respect to the decisions made by that business, or

     • The investment represents more than 25% of your total assets or of your family member’s total assets.

If you or a family member has a significant financial interest in a company with whom we do business or propose to do business, that interest must be approved by our compliance officer prior to the transaction.

     Notwithstanding the foregoing, directors of our company and their family members may have financial interests in or be affiliates of suppliers, customers, competitors and third parties with whom we do business or propose to do business. However, a director must:

     • disclose any such relationship promptly after the director becomes aware of it,

     • remove himself or herself from any Board activity that directly impacts the relationship between our company and any such company with respect to which the director has a significant financial interest or is an affiliate, and

     • obtain prior approval of the Board of Directors or its designated committee for any “related-party transaction” (as defined in the rules of the national securities exchange on which the company’s stock is traded) of which the director is aware between our company and any such company.

Outside Employment

     Sometimes our employees desire to take additional part-time jobs or do other work after hours, such as consulting or other fee-earning services. This kind of work does not in and of itself violate our code. However, the second job must be strictly separated from your job with us, and must not interfere with your ability to devote the time and effort needed to fulfill your duties to us as our employee. You cannot engage in any outside activity that causes competition with us or provides assistance to our competitors or other parties (such as suppliers) with whom we regularly do business. You should avoid outside activities that embarrass or discredit us. Outside work may never be done on company time and must not involve the use of our supplies or equipment. Additionally, you should not attempt to sell services or products from your second job to us.

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     Before engaging in a second line of work, you should disclose your plans to your supervisor to confirm that the proposed activity is not contrary to our best interests. You may also contact our compliance officer for more information about our policies concerning outside employment.

Service on Boards

     Serving as a director of another corporation may create a conflict of interest. Being a director or serving on a standing committee of some organizations, including government agencies, also may create a conflict.

     Before accepting an appointment to the board or a committee of any organization whose interests may conflict with our company’s interests, you must discuss it with our compliance officer and obtain his or her approval.

Business Opportunities

     Business opportunities relating to the kinds of products and services we usually sell or the activities we typically pursue that arise during the course of your employment or through the use of our property or information belong to us. Similarly, other business opportunities that fit into our strategic plans or satisfy our commercial objectives that arise under similar conditions also belong to us. You may not direct these kinds of business opportunities to our competitors, to other third parties or to other businesses that you own or are affiliated with.

Loans

     Unlawful extensions of credit by our company in the form of personal loans to our executive officers and directors are prohibited. All other loans by our company to, or guarantees by our company of obligations of, officers must be made in accordance with established company policies approved by our Board of Directors or its designated committee.

Gifts and Entertainment

     We are dedicated to treating fairly and impartially all persons and firms with whom we do business. Therefore, our employees must not give or receive gifts, entertainment or gratuities that could illegally influence or be perceived to illegeally influence business decisions. Misunderstandings can usually be avoided by conduct that makes clear that our company conducts business on an ethical basis and will not seek or grant special considerations.

Accepting Gifts and Entertainment

     You should never solicit a gift or favor from those with whom we do business. You may not accept gifts of cash or cash equivalents.

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     You may accept novelty or promotional items or modest gifts related to commonly recognized occasions, such as a promotion, holiday, wedding or retirement, if:

     • this happens only occasionally,

     • the gift was not solicited,

     • disclosure of the gift would not embarrass our company or the people involved, and

     • the value of the gift is under $150.

     You may accept an occasional invitation to a sporting activity, entertainment or meal if:

     • there is a valid business purpose involved,

     • this happens only occasionally, and

     • the activity is of reasonable value

     A representative of the giver’s company must be present at the event.

Giving Gifts and Entertaining

     Gifts of nominal value (under $150) and reasonable entertainment for customers, potential customers and other third parties with whom we do business are permitted. However, any gift or entertainment must:

     • support our company’s legitimate business interests,

     • be reasonable and customary, and

     • not embarrass our company or the recipient if publicly disclosed.

Under no circumstances can any bribe, kickback, or illegal payment or gift of cash or cash equivalents be made. Also, special rules apply when dealing with government employees. These are discussed in this code under “Compliance with Laws – Anticorruption Laws.”

     If you are not sure whether a specific gift or entertainment is permissible, contact our compliance officer.

Fair Dealing

     We have built a reputation as a trustworthy and ethical member of our community and our industry. We are committed to maintaining the highest levels of integrity and fairness within

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our company. If we fail to negotiate, perform or market in good faith, we may seriously damage our reputation and lose the loyalty of our customers. You must conduct business honestly and fairly and not take unfair advantage of anyone through any misrepresentation of material facts, manipulation, concealment, abuse of privileged information, fraud or other unfair business practice.

Securities Laws and Insider Trading

     Because we are a public company, we are subject to a number of laws concerning the purchase and sale of our stock and other publicly-traded securities. Regardless of your position with us, if you are aware of what is known as “material inside information” regarding our company, business, affairs or prospects, you may not disclose that information to anyone outside our company, and you are not allowed to buy or sell our stock or other publicly-traded securities until the material inside information is known not only by individuals within our company, but also by the general public. The improper use of material inside information is known as insider trading. Insider trading is a criminal offense and is strictly prohibited.

     “Material inside information” is any information concerning us that is not available to the general public and which an investor would likely consider to be important in making a decision whether to buy, sell or hold our stock or other securities. A good rule of thumb to determine whether information about us is material inside information is whether or not the release of that information to the public would have an effect on the price of our stock. Examples of material inside information include information concerning earnings estimates, changes in previously released earnings estimates, a pending stock split, dividend changes, significant merger, acquisition or disposition proposals, major litigation, the loss or acquisition of a major contract and major changes in our management. Material inside information is no longer deemed “inside” information once it is publicly disclosed and the market has had sufficient time to absorb the information. Examples of effective public disclosure are the filing of such information with the SEC, the company’s issuing a press release disclosing such information, or the printing of such information in The Wall Street Journal or other publications of general circulation, in each case giving the investing public a fair amount of time to absorb and understand our disclosures.

     In addition to being prohibited from buying or selling our stock or other publicly-traded securities when you are in possession of material inside information, you are also prohibited from disclosing such information to anyone else (including friends and family members) in order to enable them to trade on the information. In addition, if you acquire material inside information about another company due to your relationship with us, you may not buy or sell that other company’s stock or other securities until such information is publicly disclosed and sufficiently disseminated into the marketplace.

     The following are general guidelines to help you comply with this policy:

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     • Do not share material inside information with people within our company whose jobs do not require them to have the information.

     • Do not disclose any non-public information, material or otherwise, concerning our company to anyone outside our company unless required as part of your duties and the person receiving the information has a reason to know the information for company business purposes.

     • If you have material inside information regarding us, or regarding any other publicly traded company that you obtained from your employment or relationship with us, you must not buy or sell, or advise anyone else to buy or sell, our securities or that other company’s securities, until such information is publicly disclosed and sufficiently disseminated into the marketplace.

     Penalties for trading on or communicating material inside information are severe. If you are found guilty of an insider trading violation, you can be subject to civil and even criminal liability. In addition to being illegal, we believe that insider trading is unethical and will be dealt with firmly, which may include terminating your employment with us and reporting violations to appropriate authorities.

     If you have any questions concerning the securities laws or about our policies with regard to those laws, or regarding the correct ethical and legal action to take in a situation involving material inside information, please contact our compliance officer.

Responding to Inquiries from the Press and Others

     Our company is subject to laws that govern the timing of our disclosures of material information to the public and others. Only certain designated employees may discuss our company with the news media, securities analysts and investors. All inquiries from outsiders regarding financial or other information about our company should be referred to our compliance officer.

Political Activity

     We will fully comply with all political contribution laws. Our funds may not be used for contributions of any kind to any political party or committee or to any candidate or holder of any government position (national, state or local) unless such contribution is permitted by law and complies with our company policy. Please contact our compliance officer to determine whether a specific company contribution is permitted.

     It is against our policy for you to lobby our other employees on behalf of a political candidate during the work day. It is also against our policy to reimburse an employee for any

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political contributions or expenditures. Outside normal office hours, you are free to participate in political campaigns on behalf of candidates or issues of your choosing, as well as make personal political contributions.

Safeguarding Corporate Assets

     We have a responsibility to protect company assets entrusted to us from loss, theft, misuse and waste. Company assets and funds may be used only for business purposes and may never be used for illegal purposes. Incidental personal use of telephones, fax machines, copy machines, personal computers, e-mail and similar equipment is generally allowed if it is occasional, there is no significant added cost to us, it does not interfere with your work responsibilities and is not related to an illegal activity or outside business. If you become aware of theft, waste or misuse of our assets or funds or have any questions about your proper use of them, you should speak immediately with your immediate supervisor.

     It is also important that you protect the confidentiality of company information. Confidential or proprietary information includes all information that is not generally known to the public and is helpful to the company, or would be helpful to competitors. Proprietary information should be marked accordingly, kept secure and access limited to those who have a need to know in order to do their jobs.

     Our business relations are built on trust, and our customers and suppliers count on that trust. If you learn information from them that is not otherwise public, you should keep that information confidential also.

     We must all be sensitive to the impact of comments made over the Internet through public forums such as chat rooms and bulletin boards. In such forums, you may not post any information about the company including comments about our products, stock performance, operational strategies, financial results, customers or competitors, even in response to a false statement or question. This applies whether you are at work or away from the office. Our company owns all e-mail messages that are sent from or received through the company’s systems. We may monitor your messages and may be required to disclose them in the case of litigation or governmental inquiry.

Equal Employment Opportunity and Anti-Harassment

     We are committed to providing equal employment opportunities for all our employees and will not tolerate any speech or conduct that is intended to, or has the effect of, discriminating against or harassing any qualified applicant or employee because of his or her race, color, religion, sex (including pregnancy, childbirth or related medical conditions), national origin, age, physical or mental disability, veteran status or any characteristic protected by law. We will not

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tolerate discrimination or harassment by anyone – managers, supervisors, co-workers, vendors or our customers. This policy extends to every phase of the employment process, including: recruiting, hiring, training, promotion, compensation, benefits, transfers, discipline and termination, layoffs, recalls, and company-sponsored educational, social and recreational programs, as applicable. If you observe conduct that you believe is discriminatory or harassing, or if you feel you have been the victim of discrimination or harassment, you should notify our compliance officer immediately.

     Not only do we forbid unlawful discrimination, we take affirmative action to ensure that applicants are employed, and employees are treated during employment, without regard to their race, color, religion, sex (including pregnancy, childbirth or related medical conditions), national origin, age, physical or mental disability, veteran status or any characteristic protected by law.

     We will not retaliate against any employee for filing a good faith complaint under our anti-discrimination and anti-harassment policies or for cooperating in an investigation and will not tolerate or permit retaliation by management, employees or co-workers. To the fullest extent possible, the company will keep complaints and the terms of their resolution confidential. If an investigation confirms harassment or discrimination has occurred, the company will take corrective action against the offending individual, including such discipline up to and including immediate termination of employment, as appropriate.

Health, Safety and the Environment

     We are committed to providing safe and healthy working conditions by following all occupational health and safety laws governing our activities.

     We believe that management and each and every employee have a shared responsibility in the promotion of health and safety in the workplace. You should follow all safety laws and regulations, as well as company safety policies and procedures. You should immediately report any accident, injury or unsafe equipment, practices or conditions.

     You also have an obligation to carry out company activities in ways that preserve and promote a clean, safe, and healthy environment. You must strictly comply with the letter and spirit of applicable environmental laws and the public policies they represent.

     The consequences of failing to adhere to environmental laws and policies can be serious. Our company, as well as individuals, may be liable not only for the costs of cleaning up pollution, but also for significant civil and criminal penalties. You should make every effort to prevent violations from occurring and report any violations to your immediate supervisor or our compliance officer.

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Accuracy of Company Records

     All information you record or report on our behalf, whether for our purposes or for third parties, must be done accurately and honestly. All of our records (including accounts and financial statements) must be maintained in reasonable and appropriate detail, must be kept in a timely fashion, and must appropriately reflect our transactions. Falsifying records or keeping unrecorded funds and assets is a severe offense and may result in prosecution or loss of employment. When a payment is made, it can only be used for the purpose spelled out in the supporting document.

     Information derived from our records is provided to our stockholders and investors as well as government agencies. Thus, our accounting records must conform not only to our internal control and disclosure procedures but also to generally accepted accounting principles and other laws and regulations, such as those of the Internal Revenue Service and the SEC. Our public communications and the reports we file with the SEC and other government agencies should contain information that is full, fair, accurate, timely and understandable in light of the circumstances surrounding disclosure.

     Our internal accounting staff and external auditing functions help ensure that our financial books, records and accounts are accurate. Therefore, you should provide our accounting department, Audit Committee and independent public accountants with all pertinent information that they may request. We encourage open lines of communication with our Audit Committee, accountants and auditors and require that all our personnel cooperate with them to the maximum extent possible. It is unlawful for you to fraudulently influence, induce, coerce, manipulate or mislead our independent public accountants for the purpose of making our financial statements misleading.

     If you are unsure about the accounting treatment of a transaction or believe that a transaction has been improperly recorded or you otherwise have a concern or complaint regarding an accounting matter, our internal accounting controls, or an audit matter, you should confer with your immediate supervisor, the controller associated with your business unit or our Chief Financial Officer, or you may submit your concern, on an anonymous basis, to the Audit Committee of our Board of Directors by calling the toll free number 800-846-6803.

Record Retention

     Our records should be retained or discarded in accordance with our record retention policies and all applicable laws and regulations. From time to time we are involved in legal proceedings that may require us to make some of our records available to third parties. Our legal counsel will assist us in releasing appropriate information to third parties and provide you (or your supervisor) with specific instructions. It is a crime to alter, destroy, modify or conceal documentation or other objects that are relevant to a government investigation or otherwise obstruct, influence or impede an official proceeding. The law applies equally to all of our

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records, including formal reports as well as informal data such as e-mail, expense reports and internal memos. If the existence of a subpoena or a pending government investigation is known or reported to you, you should immediately contact our compliance officer and you must retain all records that may pertain to the investigation or be responsive to the subpoena.

Administration of the Code

Distribution

     All of our current directors, officers and employees will receive a copy of this code and all new directors, officers and employees will receive a copy of this code when they join our company. Updates of the code will be distributed to all directors, officers and employees.

Role of Supervisors and Officers

     Supervisors and officers have important roles under this code and are expected to demonstrate their personal commitment to this code by fostering a workplace environment that promotes compliance with the code and by ensuring that employees under their supervision participate in our company’s compliance training programs.

Reporting Violations

     All employees are obliged to report violations of this code or the law and to cooperate in any investigations into such violations. You should report any such violations to your immediate supervisor or our compliance officer. If you believe your immediate supervisor is involved in any such violation, you should report such violation to our compliance officer. We prefer that you give your identity when reporting violations, to allow the company to contact you in the event further information is needed to pursue an investigation, and your identity will be maintained in confidence to the extent practicable under the circumstances and consistent with enforcing this code. However, you may anonymously report violations.

Investigations

     We will initiate a prompt investigation following any credible indication that a breach of law or this code may have occurred. We will also initiate appropriate corrective action as we deem necessary, which may include notifying appropriate authorities.

Disciplinary Action

     If you violate any provision of this code, you may be subject to disciplinary action, up to and including discharge. Please be aware that we may seek civil remedies from you and if your violation results in monetary loss to us, you may be required to reimburse us for that loss. If you are involved in a violation, the fact that you reported the violation, together with the degree of cooperation displayed by you and whether the violation is intentional or unintentional, will be given consideration in our investigation and any resulting disciplinary action.

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No Retaliation

     We will not retaliate against anyone who, in good faith, notifies us of a possible violation of law or this code, nor will we tolerate any harassment or intimidation of any employee who reports a suspected violation. In addition, there are federal “whistleblower” laws that are designed to protect employees from discrimination or harassment for providing information to us or governmental authorities, under certain circumstances, with respect to certain laws such as those governing workplace safety, the environment, securities fraud and federal law relating to fraud against stockholders.

Approvals

     Approvals required under this code should be documented.

Waivers

     Any request for a waiver of this code must be submitted in writing to our compliance officer who has authority to decide whether to grant a waiver. However, a waiver of any provision of this code for a director or an executive officer must be approved by our Board of Directors or its designated committee and will be promptly disclosed to the extent required by law or regulation.

Certifications

     All current and new employees must sign a certificate confirming that they have read and understand this code. We will also require an annual certification of compliance with the code by all officers of the company. However, failure to read the code or sign a confirmation certificate does not excuse you from complying with this code.

Asking for Help and Reporting Concerns

     We take this code seriously and consider its enforcement to be among our highest priorities, but we also acknowledge that it is sometimes difficult to know right from wrong. That’s why we encourage open communication. When in doubt, ask. Whenever you have a question or concern, are unsure about what the appropriate course of action is, or if you believe that a violation of the law or this code has occurred:

     • You should talk with your immediate supervisor. He or she may have the information you need, or may be able to refer the matter to an appropriate source, including legal counsel as circumstances warrant.

     • If you are uncomfortable talking with your immediate supervisor, you may also contact any manager in our company with whom you feel comfortable or our compliance officer.

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     • In addition, if you have concerns or complaints about accounting or audit matters or our internal accounting controls, you may confer with your immediate supervisor, the controller associated with your business unit or our Chief Financial Officer, or you may submit your concern or complaint, on an anonymous basis, to the Audit Committee of our Board of Directors by calling the toll free number 800-846-6803.

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WESTECH CAPITAL CORP.
Proxy solicited on behalf of the Board of Directors

     By my signature below, I revoke all previous proxies and appoint Charles H. Mayer and John J. Gorman, or either of them, as Proxies, each with full power of substitution, to represent and to vote, as designated below, all shares of Common Stock of Westech Capital Corp. that I held of record on April 22, 2004 at the Annual Meeting of Stockholders to be held at 3:00 P.M., CDT, on June 11, 2004, at the corporate offices of Westech Capital Corp., located at 2700 Via Fortuna, Suite 400, Austin, Texas 78746, or any adjournments thereof.

Please vote by filling in the boxes below.

Proposals:

		FOR	WITHHOLD
		all nominees listed	authority
		(except as marked	to vote for all
		to the contrary below)	nominees

1.	To elect the five nominees specified below as directors:	☐	☐

a. John J. Gorman

b. William A. Inglehart

c. Charles H. Mayer

d. Barry A. Williamson

e. Clark N. Wilson

(Instruction: To withhold authority to vote for any individual nominee(s), write the name of the nominee(s) on the line below.)

2.	To ratify the appointment of Ernst & Young LLP as independent auditors.	FOR ☐	AGAINST ☐	ABSTAIN ☐

I hereby grant authority for the Proxies to vote upon any other business that may properly come before the meeting or any adjournment.

If you execute and return this Proxy it will be voted in the manner you have indicated above. If you execute and return this Proxy without indicating any voting preference, this Proxy will be voted FOR proposals 1 and 2. The Proxies will use their discretion on other matters. If you execute this Proxy in a manner that does not withhold authority to vote for the election of any nominees, authority to vote for the nominees will be deemed granted. The Proxy tabulator cannot vote your shares unless you sign and return this card.

Comments:

Stockholder(s) (print name)

Signature(s)	DATE

Stockholder(s) (print name)

Signature(s)	DATE

If you plan to attend the meeting, please check this box ☐

NOTE: Please sign exactly as your name appears on this Proxy. Joint owners should each sign. When signing as a fiduciary, such as an attorney, executor, administrator, trustee, guardian, etc., please give your full title as such. If stockholder is a corporation, the signature should be that of an authorized officer, who should indicate his or her title.